UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2022

Camber Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-29219	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15915 Katy Freeway, Suite 450 Houston, Texas	77094
(Address of principal executive offices)	(Zip Code)

 (Registrant’s telephone number, including area code): (281) 404-4387

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CEI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 3, 2022, the Company entered into an agreement (the “Agreement”) with an investor (the “Investor”) with rights and entitlements associated with shares of Series C redeemable convertible preferred stock of the Company (the “Series C Preferred Stock”).  The Investor also holds certain promissory notes previously executed by the Company in favor of the Investor (collectively, the “Notes”).

Pursuant to the Agreement, the Investor absolutely and unconditionally waived and released any and all rights to receive further or additional shares of the Company’s common stock (the "Conversion Shares") with respect to any and all shares of Series C Preferred Stock previously converted by the Investor including, but not limited to, the right to deliver additional notices for more Conversion Shares under the Fifth Amended and Restated Certificate of Designations of Preferences, Powers, Rights and Limitations of Series C Redeemable Convertible Preferred Stock filed by the Company with the Secretary of State of Nevada on November 8, 2021, as amended on October 28, 2022.

The Investor also absolutely and unconditionally waived and released any and all rights to convert all or any part of any Notes into shares of the Company’s common stock, and agreed not to convert or attempt to convert any portion of any Notes, at any particular price or at all.

The Investor entered into the Agreement in order to help facilitate implementation of the Company’s business plans and continued trading on the NYSE American LLC and in exchange for the release and indemnity as provided in the Agreement.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by the full text of the Agreement, which is filed as Exhibit 10.1 to, and incorporated by reference in, Item 1.01 of this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Agreement by and between Camber Energy, Inc. and the Investor named therein, dated November 3, 2022
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBER ENERGY, INC.

Date: November 4, 2022	By:	/s/ James A. Doris
	Name:	James A. Doris
	Title:	Chief Executive Officer

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